UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CARA THERAPEUTICS, INC.

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Your Vote Counts! CARA THERAPEUTICS, INC. 4 STAMFORD PLAZA 107 ELM STREET, 9TH FLOOR STAMFORD, CT 06902 CARA THERAPEUTICS, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET You invested in CARA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Vote Virtually at the Meeting* June 1, 2023 12:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/CARA2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V12816-P92611 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V12817-P92611 01) Martin Vogelbaum 02) Lisa von Moltke, M.D. 1. Election of the Board of Directors’ two nominees for director to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified. Nominees: 2. Advisory vote to approve the compensation of our named executive officers. 3. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend and vote during the Annual Meeting via the Internet. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. For For For